                                 CERTIFICATIONS

                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

I, Robert S. Dow, certify that:

     1. This report on Form N-CSR of Lord Abbett Affiliated Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date: June 18, 2003


                                            By: /s/ Robert S. Dow
                                                --------------------------
                                                Robert S. Dow
                                                Chief Executive Officer,
                                                Chairman and President



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                 CERTIFICATIONS

                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

I, Joan A. Binstock, certify that:

     1. This report on Form N-CSR of Lord Abbett Affiliated Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date: June 18, 2003


                                  By: /s/ Joan A. Binstock
                                      ------------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.